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                                                                    EXHIBIT 10.1

                           UNPROTECTED RENTAL CONTRACT

                       SIGNED IN TEL AVIV ON 7 APRIL 1997

BETWEEN:          Oded Reichman - Development & Investments (1995) Ltd.
                  Private company no. 51-210704-6
                  Of 2 Habarzel Street, Tel Aviv
                  By its manager, Mr. Oded Reichman, ID 0128101
                  Authorized to sign in its name and on its behalf (Hereinafter: the "LESSOR")

                                               of the first part;

AND: Redview Software Ltd., Private company no. 51-162795-2 Of 8 Hanechoshet Street, Tel Aviv
                  By Messrs.:       Yehuda Zissapel, ID 007146053
                                    Ilan Kinreich, ID 054182035
                  Authorized to sign in its name and on its behalf (Hereinafter: the "LESSEE")

                                               of the second part;

WHEREAS Mr. Oded Reichman, bearer of ID no. 0128101 (hereinafter: the "LEASEHOLDER"), is the registered leaseholder and sold holder of the real estate Property, as defined below, located at 8 Habarzel Street, Tel Aviv, known as part of lot 369, parcel 6638;

AND Whereas the Leaseholder, via the Lessor, which is a corporation controlled by the Lessor (SIC), is constructing the Building, as defined below, on the Property, and is to complete its construction on a high building standard, for offices;

AND Whereas the Lessor declares that it is constructing the Building, as defined below, according to the provisions of the law and that a company that develops software can be managed therein;

AND Whereas the Lessor declares that its engagement in this contract with the Lessee is made with the knowledge of Bank Leumi Le'Israel BM, in favor whereof a first class mortgage is registered on the Leaseholder's rights in the Property, and in accordance with the debenture in favor thereof, and that it is not aware of any prevention against leasing the Rented Premises to the Lessee;

AND Whereas the Lessor, with the permission and consent of the Leaseholder, desires to rent to the Lessee, and the Lessee desires to rent from the Lessor particular areas in the Building, as defined below, in an unprotected rental under the Tenants' Protection Laws and under the terms and conditions set forth in the Contract below:

NOW THEREFORE, THE PARTIES HAVE AGREED, STIPULATED AND DECLARED AS FOLLOWS:


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1.       PREAMBLE, APPENDICES AND INTERPRETATION

         1.1 The Preamble to this Contract and the Appendices attached hereto are an integral part of the Contract.

         1.2 The captions in the Contract are for the reader's convenience only, and shall not serve in construing the Contract.

         1.3 In this Contract, the following terms and phrases shall bear the meanings set forth alongside them:

                  The "CONTRACT"    This Contract and the Appendices
                                    attached or that shall be attached hereto in the future, with the consent and signatures of the parties.

                  The "PROPERTY"    Part of lot 369 in parcel 6638,
                                    marked and demarcated on the map attached to the Contract as APPENDIX 1.

                  The "BUILDING"    The Building being erected on the
                                    Property, according to the plans located presently and/or in the future at the architect's offices, including all additional buildings and other supplements to the Building, including the parking tower, aboveground and underground parking, the commercial spaces, stores, Public
                                    Spaces, the protected rooms on each story, service areas, loading and unloading bays, public thoroughfares, sidewalks, storage areas, basements, roofs, gardens, stairwells, elevators and elevator shafts, electricity and transformer rooms, garbage rooms and pump rooms.

                  The "PUBLIC       All areas and facilities in
                  SPACES"           the Building (including basements), which
                                    are not designated for rental or exclusive use by lessees in the Building, including the electricity room.

                  The "ARCHITECT"   Sde-Dagan or any other architect
                                    to be appointed for this purpose by the
                                    Lessor and who has the degree of architect or construction engineer.

                  The "SUPERVISOR"  Margolin Bros. Ltd., or any
                                    other supervisor to be appointed for this purpose by the Lessor.

                  The "RENTED       The entire area of the
                  PREMISES"         second (2nd) floor of the Building, as
                                    marked and demarcated in the plans attached to the Contract as APPENDIX 2.

                                    As well as - if a demarcated area is rented to the Lessee for parking - the entire such area.


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                  The "AREA OF THE  The entire area of the Rented
                  RENTED PREMISES"  Premises, and unless
                                    expressly stated otherwise, including the entire thickness of the outside walls of the floor whereon the Rented Premises are located, but not including the exterior part of the aforesaid outside walls.

                  The "MANAGEMENT   The Company that shall
                  COMPANY"          be established by the Lessor for the
                                    management, operation and maintenance of the Building, or any other Company wherefrom the Lessor shall hire management, operation and maintenance services for the Building.

                  The "INDEX"       The Consumer Price Index published
                                    by the Central Bureau of Statistics, or any other Index published by the Bureau in its stead.

                  The "US INDEX"    The Consumer Price Index as
                                    published in the United States of America.

                   "$"              The United States Dollar.

                  The               The representative exchange
                  "REPRESENTATIVE   rate of the $, published on
                  EXCHANGE RATE"    each business day by the Bank of Israel (and
                                    in the absence of such publication, the
                                    selling and buying rates to be published by Bank Leumi Le'Israel BM).

                  The "BASE INDEX"  Whether the (Israeli) Index or
                                    the US Index - the Index that shall be known at the Delivery Date as defined below.

                  The "BASE RATE"   If the Contract is signed by
                                    11:00 a.m. - the Representative Exchange
                                    Rate known at that time; if the Contract is signed after 11:00 a.m. - the Representative
                                    Exchange Rate that is published on the first business day after the date of signing of the Contract.

                  The "NEW RATE"    The Representative Exchange Rate
                                    that is known at the time of actual payment;
                                    however, if the payment owing by the Lessee is made after 11:00 a.m. - the Representative Exchange Rate that is published on the first business day after the day of payment, provided that it is not lower than the Base Rate known at the time payment was effected.

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2.       NON-APPLICABILITY OF THE TENANTS' PROTECTION LAWS

         The Lessee hereby declares and confirms that:

         2.1 On 20 August 1968 and/or on the date of commencement of the Tenants' Protection Law (Various Provisions) - 1968, it was not a tenant entitled to hold the Rented Premises, and that also after the aforesaid date, it was not the holder or entitled to hold the Rented Premises until the commencement of the rental period under the Contract.

         2.2 It did not pay or undertake to pay to the Lessor, in any form or manner, key money or any other consideration similar to key money, other than the rental fees as described in the Contract.

         2.3 The Tenants' Protection Law [Combined Version] - 1972, any other law in its stead and any law granting a tenant who has not paid key money any protection, shall not apply to the rental under this Contract, to the relations between the parties pursuant to this Contract, and to the Rented Premises, and the Lessee shall be prevented, in both theory and practice, from arguing otherwise.

         2.4 The parties do not intend to create by means of this Contract protected tenancy relations under the law, and this condition is a prerequisite for the Lessor's consent to engaging in the Contract.

         2.5 Investments, additions and improvements made by the Lessee to the Rented Premises, whether with or without the Lessor's permission, shall be made for the Lessee's convenience only, and shall not constitute any form of payment of key money or serve to grant the Lessee any other rights in the Rented Premises or the Building.

3.       PURPOSE OF THE RENTAL

         3.1 The Lessor is leasing the Rented Premises to the Lessee for the purposes enumerated in APPENDIX 3 to the Contract.

         3.2 The Lessee hereby undertakes that the Rented Premises shall not serve for any purpose which is not enumerated in Appendix 3 to the Contract, or for any other purpose not expressly permitted by law.

         3.3 Breach of the provisions of this clause in whole or in part shall be deemed a fundamental breach of the Contract. Without derogating from the foregoing, in any case where demands, claims or indictments are filed against the Lessor relating to use of the Rented Premises other than for the purposes of the rental, the Lessee shall indemnify and compensate the Lessor in respect of any expenses, fines, levies, compulsory payments, losses and other damages incurred by the Lessor, and shall be exclusively responsible towards any competent authority in any matter relating to such breach.


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4.       FAMILIARITY WITH THE RENTED PREMISES AND THEIR SUITABILITY TO THE
         LESSEE'S REQUIREMENTS AND THE PURPOSE OF THE RENTAL

         The Lessee hereby declares and undertakes that:

         4.1 It has inspected the Property where the Building is being erected, the surroundings of such Property, and the access thereto.

         4.2 It has inspected and examined the plans of the Rented Premises, including all specifications, and alternatively, has been given the opportunity to inspect such plans and specifications (and has waived exercise of such right).

                  The specification of the finish conditions of the Rented Premises is attached as APPENDIX 4.

                  All finish works that are not expressly enumerated in the specifications shall be made in consideration for payment of an additional price and under the terms and conditions to be determined in agreement, in advance and in writing.

                  IT SHOULD BE NOTED THAT A DETAIL HAS BEEN APPROVED IN SUCH FINISH CONDITIONS, REFERRING TO THE TRANSFER OF THE "KITCHEN" TO THE SOUTH PART OF THE RENTED PREMISES, NEAR OR CONNECTED TO THE "PATIO".

         4.3 It has also inspected all other details, data and aspects which may impact its engagement in the Contract.

         4.4 It is aware that the plans and specifications are not final and are subject to various changes, including in accordance with the requirements of the competent authorities, the Architect and construction engineers and consultants connected with the construction of the Building.

                  Notwithstanding the foregoing, the Lessor hereby undertakes that no changes will be made in the Rented Premises, including with respect to their size, location and related systems, without giving the Lessee prior written notice in which the changes the Lessor intends to make are set forth (hereinafter: the "NOTICE OF CHANGE").

                  The Lessee shall have the right to oppose any material change to the Rented Premises that is not the result of the competent authorities' requirements, as well as any material change in the area of the Rented Premises that is the result of the competent authorities' requirements, as a result of an act and/or omission by the Lessor and/or the Leaseholder and/or anyone acting on their behalf, all by giving written notice to the Lessee (SIC) within 7 days from the day of having received the Notice of Change (hereinafter: "NOTICE OF OPPOSITION TO THE CHANGE").

                  Upon receipt of the Notice of Opposition to the Change, resolution of the question as to whether the change is material or not shall be referred to the Supervisor for decision.


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                  In any case where the Supervisor shall determine that the
                  change is not material and that the Lessor must refrain from making it, the Lessor shall refrain from making it.

                  In any case where the Supervisor shall determine that the change is material and that the Lessor must undo the situation, the Lessor shall so comply in the manner and at the time determined by the Supervisor.

                  In any case where the Lessor shall refrain from acting in accordance with the Supervisor's decision, the Lessee shall have the right to terminate this Contract by giving the Lessor written notice within 30 days from the end of the time allocated by the Supervisor.

                  For the avoidance of doubt, the foregoing shall not derogate from the Lessee's rights to relief or any other remedies in the case that the Lessor shall refrain from acting in accordance with the Supervisor's decision. However, where the Lessee shall refrain from terminating the Contract within 30 days as aforesaid, the Lessee shall be deemed to have waived the right of termination.

                  In any case of dispute between the Supervisor and a supervisor or architect appointed to this end by the Lessee (hereinafter: the "LESSEE'S SUPERVISOR" or the "LESSEE'S ARCHITECT", as the case may be) relating to the Supervisor's decision, the dispute shall be decided by Mr. Oded Reichman on behalf of the Lessor and by Mr. Ilan Kinreich, on behalf of the Lessee.

         4.5 It is aware that on the Delivery Date, as defined below, the construction of parts, facilities, systems and certain Public Spaces in the Building shall not be complete, including environmental development, which shall be completed within the six (6) months following the Delivery Date. In addition, it is aware that on the Delivery Date, use of one of the elevators in the Building shall not be permitted until the Building is completely populated, and that during such period until construction has been completed there may be certain disturbances to the use of the Rented Premises and the Building, although the Lessor on its part will use its best efforts to complete the works as soon as possible and to reduce the rate of such disturbance to the use of the Rented Premises and the Building to the minimum.

5.       THE RENTAL AND RENTAL PERIOD

         5.1 The Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor, the Rented Premises for the duration of the Rental Period, as defined below.

         5.2 The Rental Period is four (4) years (hereinafter: the "RENTAL PERIOD"), commencing on 1 September 1997 (hereinafter: the "DELIVERY DATE") and ending on 31 August 2001 (hereinafter: the "TERMINATION DATE"). (Return of the Rented Premises to the Lessor at the end of the Rental Period shall be effected by the last day of the Rental Period, by no later than 13:00 on that day).


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         5.3      Delivery of possession of the Rented Premises to the Lessee is conditional upon fulfillment of all preconditions required to be fulfilled by the Lessee until the Delivery Date (the Lessee shall not be entitled to enter the Rented Premises and/or to receive possession thereof for so long as it has not received the Lessor's prior written approval that all such conditions have been fulfilled), including:

                  5.3.1 Payment of rental fees, as set forth in para. 7.6.1 below.

                  5.3.2 The Lessee has signed the management agreement and paid the management fees thereunder, as set forth in clause 8.2 below.

                  5.3.3 Delivery of authorization to bill the Lessee's account in payment of the payments which the Lessee is liable to make by standing order, as provided in clause 9.3 below.

                  5.3.4 Signing of the delivery protocol as provided in clause 12.1 below.

                  5.3.5 Submission of the insurance certification as provided in APPENDIX 7 according to clause 17.7 below.

                  5.3.6 Extending the securities and guarantees as provided in clause 21 below.

         5.4 The Lessee shall not be entitled to shorten the Rental Period or to terminate the Contract prior to the Termination Date, other than with the Lessor's consent, in advance and in writing.

                  Nothing in the foregoing shall derogate from the Lessee's right under clause 22 of the Rental and Borrowing Law - 1971, provided, however, that where the Lessee shall seek to exercise the aforesaid right, it shall inform the Lessor thereof in writing, 30 days before the date he wishes so to do, and the Lessor shall have the right, by giving written notice to the Lessee during such 30 days, to terminate the Contract and to receive possession of the Rented Premises at the end of such 30 days, and this date (the end of such 30 days) shall be deemed to have been originally prescribed as the end of the Rental Period.

                  Nothing in the foregoing shall derogate from the Lessee's right to lease the Rented Premises or part thereof to a company controlled by the Lessee or by its shareholders, provided, however, that all the following are fulfilled (hereinafter: the "ASSIGNEE COMPANY"):

                  5.4.1 The Lessee shall inform the Lessor in writing, at least 30 days in advance, of its intention so to do, and in such notice shall give the Lessor information on the Assignee Company, its identification number and its relation to the Lessee.

                  5.4.2 The Assignee Company shall undertake, in advance and in writing, all the Lessee's obligations under this Contract, MUTATIS MUTANDIS.

                  5.4.3 Nothing in the foregoing shall exempt the Lessee from any obligation and/or liability pursuant to this Contract.


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         5.5      Abandonment of the Rented Premises, ceasing to make use
                  thereof or termination of the Contract by the Lessee before the Termination Date, other than in accordance with the provisions of the Contract, shall constitute a fundamental breach of the Contract and shall not release the Lessee from its obligations hereunder (nor under the Management Contract), which shall remain fully valid until the Termination Date.

6.       EXTENSION OF THE RENTAL PERIOD ("OPTION")

         6.1 The Lessee has the right (option) to extend the Rental Period for an additional period of four (4) years (hereinafter: the "ADDITIONAL RENTAL PERIOD"), commencing on 1 September 2001 and ending on 31 August 2005 (hereinafter: the "NEW TERMINATION DATE"), provided, however, that all of the following are fulfilled:

                  6.1.1 The Lessee has delivered written notice to the Lessor BY HAND, at least 120 days before the Termination Date, that it wishes to exercise the right under this clause.

                  6.1.2 Until the Termination Date, the Lessee has not fundamentally breached the provisions of the Contract.

                  6.1.3 Until 60 days prior to the Termination Date, the Lessee has extended for the duration of the Additional Rental Period (plus at least 30 more days) the validity of all of the following: all guarantees and securities which the Lessee had undertaken to make in the Lessee's (SIC) favor for the duration of the Rental Period or pursuant to the Contract, and all insurance policies which the Lessee had undertaken to buy under the Contract for the duration of the Rental Period or pursuant to the Contract, and has presented to the Lessor, by such date, all documents or certificates proving, to the Lessor's satisfaction, such extension.

                  6.1.4 Until 10 days prior to the Termination Date, the Lessee has presented to the Lessor all other receipts or certificates attesting to full payment of all payments applying to the Lessee pursuant to the Contract until such date.

                  6.1.5 Until the Termination Date, no instance or event has occurred among those enumerated in the Contract or the law, upon which occurrence the Lessor is granted, under the provisions of the Contract or by law, the right to terminate the Contract, and the Lessee has given notice to the Lessee (SIC) thereof within a reasonable time from the day whereon it discovered the existence of such event.

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         6.2      Where the Rental Period is extended as described above, during the Additional Rental Period all provisions of the Contract, MUTATIS MUTANDIS, shall apply, with the exception of this clause (i.e. at the New Termination Date / at the end of the Additional Rental Period, the Lessee shall no longer have the right to extend the Rental Period for any additional rental period, unless expressly so determined otherwise in this Contract and subject to the content hereof in this respect).

7.       THE RENTAL FEES AND MANNER OF PAYMENT THEREOF

         7.1 The Lessee hereby undertakes to pay to the Lessor monthly rental fees, basic rental fees and parking fees, as specified below.

         7.2      THE BASIC RENTAL FEES:

                  7.2.1 The basic rental fees for the Rented Premises will be an amount of $15 (Fifteen United States Dollars) for each calendar month in the Rental Period (and PRO RATA for parts of a month) per each sq.m. of the area of the Rented Premises on that floor, and in total, an amount of $10,545 (Ten Thousand Five Hundred and Forty Five United States Dollars) per month as aforesaid.

                  7.2.2 For the purpose of calculating the rental fees, the area of the Rented Premises will be the entire area of each floor forming part of the Rented Premises, including the entire thickness of the outside walls.

                  7.2.3 The amount of the basic rental fees in para. 7.2.1 above was determined on the basis of the parties' estimate of the area of the floor as provided in para. 7.2.2 above at 703 sq.m. However, the precise area will be determined by the Architect according to the Architect's measurement to be taken at the Delivery Date.

         7.3      THE PARKING FEES:

                  7.3.1 The parking fees for the Parking Area, as defined below, will be an amount of $840 (Eight Hundred and Forty United States Dollars) for each calendar month in the Rental Period (and PRO RATA for parts of a month).

                  7.3.2 For the purposes of the foregoing, "parking" means the area designated for parking cars in the lower underground basement, marked in red on the lower basement level plan that is attached to this Contract as part of Appendix 2.


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                  7.3.3    The Parking Area will be designated for the cars of
                           the Lessee and its employees. The Lessee will be entitled to park in the Parking Area also cars belonging to its visitors, provided, however, that the Lessee will report, according to the procedures to be determined with respect to all lessees in the Building, to the Management Company or to whomever is empowered to this end by the Lessor, on the entry of such vehicles to the Parking Area, and will procure that they fulfill the provisions of this clause 7.3.

                  7.3.4 The Lessee undertakes to take all measures to ensure compliance with the safety regulations by its employees, visitors, and all those acting on its behalf, when entering the aforesaid basements and when leaving them after the above (SIC) regular opening hours, and that the authorized vehicles, as provided above, will park only in the Parking Area and in such manner that will not block the passage of vehicles and/or pedestrians.

                  7.3.5 The opening hours of the parking lots at the Building will be from 7:00 a.m. to 20:00 p.m. on weekdays, and until 15:00 p.m. on Fridays and holiday eves. However, for so long as the Lessee, its employees, visitors and anyone acting on its behalf comply with the regulations and procedures for safety, entry and exit with respect to entering the underground basements where the Parking area is located, exit thereof and parking vehicles therein, the Lessor will procure that entry and exit to the parking lot will be possible on all days of the week, including Saturdays, 24 hours a day (except for Yom Kippur).

         7.4 The basic rental fees and the parking fees (all, jointly and severally, hereinafter: the "RENTAL FEES") will be raised each year during the Rental period, i.e. every twelve (12) months, on the first day of each additional rental year (commencing from the second rental year and thereafter) for the duration of the entire Rental Period, according to the rate of increase in the US Index.

         7.5 On the first day of the Additional Rental Period, if extended, the Rental Fees will be raised by 10%, in addition to the increase according to the rate of increase in the US Index.

         7.6 The Rental Fees will be paid to the Lessor under the terms and conditions, at the dates and in the manner set forth below:

                  7.6.1 For each 3 rental months in advance (hereinafter: the "PAYMENT PERIOD"), on the first business day of each Payment Period (but the Rental Fees for the first Payment Period will be paid up to 10 days before the Delivery Date and as a condition for delivery).

                           To ensure payment of the Rental Fees as provided above, the Lessee shall give to the Lessor at the time of signing of the Contract a bank guarantee as specified in clause 21 below.


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                  7.6.2    The Rental Fees will be paid on the day designated
                           for payment thereof, translated into NIS according to the New Rate.

         7.7 To each payment of Rental Fees (and to the Securities and Guarantees, as defined below), V.A.T. will be added by law and will be paid by the Lessee together with payment of the Rental Fees.

         7.8 For the avoidance of doubt, only actual payment of the Rental Fees, exchange rate and/or Index differentials, and V.A.T. in respect thereof, shall be considered actual payment of the Rental Fees.

         7.9 Each such payment shall be made against a tax invoice and receipt by law; however, the Lessor has the right to postpone delivery of the tax invoice to the Lessee until actual payment as aforesaid.

8.       MANAGEMENT FEES, TAXES, RATES, LEVIES, COMPULSORY AND OTHER PAYMENTS

         8.1 The Lessee hereby undertakes to pay, in addition to the Rental Fees, (and V.A.T. in respect thereof), the management fees, taxes, rates, and other payments enumerated in this clause below.

         8.2 The management fees will be paid to the Management Company, according to the provisions of the Management Contract attached to this Contract as APPENDIX 5.

         8.3 Municipal rates and taxes and other taxes, rates, levies and compulsory payments to the local authority, including business tax, signage fees and payments for business licenses etc. in respect of the area of the Rented Premises, and all other taxes, rates and other compulsory payments of any and all kinds that apply to the Rented Premises and/or in respect of the use thereof and/or to the management of the Lessee's business in the Rented Premises and/or in respect of its management therein, for the duration of the entire Rental Period, which apply by law to the holder or user of rented premises, shall apply to the Lessee only and shall by paid by the Lessee as prescribed by the authority, to the authority or to the Management Company, as determined by the Lessor from time to time.

         8.4 For the purpose of the foregoing, the Lessee shall register with the local authority by the beginning of the Rental Period (where so prevented other than due to an act or omission by the Lessee - within 7 days from the day of commencement of the Rental Period or from the day of removal of such prevention, whichever is the earlier) as Lessee and holder of the Rented Premises, and shall submit to the Lessor confirmation from such authority, attesting to its registration as aforesaid.

         8.5 All payments applying in respect of water, electricity, air conditioning, telephone, etc., supplied to the Rented Premises and/or to its facilities and/or in respect of the use thereof, shall apply to the Lessee only and shall be paid by the Lessee to the suppliers or to the Lessor, as the case may be.

                  Electricity will be billed for as provided in clause 9 below.


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                  Air conditioning will be billed for according to the Lessee's consumption of water relative to other lessees in the building or in any other manner determined by the air conditioning consultants, that reflects actual consumption or the Lessee's relative share of the air conditioning consumption in the Building or in the area of the Building.

         8.6 All payments for and according to the Lessee's relative share in insuring the Building, based on criteria that shall be prescribed by the Lessor for all lessees in the Building (including the Rented Premises), in structural and third party insurance, if and so far as they shall not constitute part of the management fees for any reason, shall apply to the Lessee and be paid by the Lessee to the Lessor, in addition to the Rental Fees, provided, however, that the cost of structural insurance that shall apply to the Lessor shall not exceed an amount in NIS that is equal to $0.20 per square meter of the area of the Rented Premises.

         8.7 For the avoidance of doubt, property tax, if applicable, leasing fees of any kind, to the Israel Lands Administration, and all taxes, rates, levies and other compulsory payments applying at the date of signing of the Contract and/or that shall apply in the future (and are not enumerated above) to owners of property only, shall apply to the Lessor and be paid by the Lessor, unless expressly determined otherwise in this Contract or in the Management Contract or in such law / regulation / bylaw published in the future.

         8.8 Any delay in the payments applying to the Lessee according to this clause, in whole or in part, which have not been made despite written notice given 15 days in advance shall in all respects be considered payment in arrears of the Rental Fees. The foregoing shall not apply to payments to the local authorities in respect of water and rates and taxes, and to payments to Bezeq in respect of telephone lines and the use thereof, provided, however, that the Lessee has been registered for this purpose as obligated to payment thereof at the local authority and Bezeq, such payment applying exclusively to the Lessee and being its sole responsibility.

                  Without derogating from the foregoing and from the other provisions of the Contract regarding the Lessee's liabilities in the case of such delay, the Lessee alone shall be liable for payment of all interest, linkage differentials and fines applying in respect of such delay.

         8.9 In any case of such delay, the Lessor shall be entitled (but not obligated) to make such payment on the Lessee's account, provided, however, that it has given the Lessee notice in writing, 7 days in advance, of its intent so to do, and the Lessee undertakes to refund to the Lessor the entire sum paid by the Lessor as aforesaid, plus all expenses, losses and damages incurred by the Lessor in connection with or as a result of making such payment, plus the maximum interest charged at such time by Bank Leumi Le'Israel BM in respect of irregular overdrafts in an overdraft account, from the date of payment until the date such refund is actually effected.

         8.10 The Lessee shall forward to the Lessor on receipt of the Lessor's first demand in writing photocopies of all receipts and other certification attesting to the actual payment of all payments described in this clause above, provided, however, that the Lessee shall not be required so to do more frequently than once in three (3) months.

9.       ENGAGEMENT WITH THE ELECTRICITY COMPANY

         9.1 The Lessee declares that it is aware that the Lessor is the exclusive owner of the rights vis-a-vis the Israel Electricity Company Ltd. (hereinafter: the "ELECTRICITY COMPANY") in all matters relating to the supply of electricity to the Building, and that to this end, it has undertaken to make available to the Electricity Company the electricity room in the Building, according to the contract between the Lessor or its representative and the Electricity Company, which the Lessee has had occasion to read and see.

                  In view of the foregoing, the Lessor hereby undertakes to supply electricity to the Rented Property under the terms and conditions practiced from time to time by the Electricity Company, and to this end to install electricity meters as is the practice and custom of the Electricity Company, by the Delivery Date.

         9.2 The Lessee hereby absolutely, finally and irrevocably waives its right to engage with the Electricity Company in any matter relating to the supply of electricity to the Rented Premises, and hereby declares and undertakes that its sole representative in all matters relating to the supply of electricity to the Rented Premises is the Lessor alone (or, at the Lessor's request, the Management Company), and it does not and shall not have and hereby finally, absolutely and irrevocably waives any and all claims against the Electricity Company in all matters relating to the supply of electricity to the Rented Premises.

         9.3 The Lessee hereby undertakes to pay to the Lessor (or, at its request, to the Management Company) for the consumption of electricity at the Rented Premises, for the duration of the Rental Period, according to the Electricity Company's tariffs as effective at the billing date and from time to time with respect to the low voltage connection, by giving an irrevocable standing order to debit the Lessee's account in the Lessor's favor (or the Management Company's favor), to the bank where the Lessee keeps its accounts. The Lessee shall submit to the Lessor such irrevocable standing order on the day the Rental Period commences, in the form attached to this Contract as APPENDIX 8, as a condition for receiving possession of the Rented Premises.

                  The Lessee hereby gives its consent that the Lessor (or the Management Company) shall be entitled, after giving at least 48 hours' prior written notice, to disconnect the supply of electricity to the Rented Premises in respect of non-payment for consumption of electricity as aforesaid and in any case of fundamental breach of this agreement by the Lessee, provided, however, that for the purposes of this clause, only a breach where written notice has been given to the Lessee to remedy such breach and the Lessee has not done so on time shall be considered a fundamental breach of the Contract.

         9.4 Notwithstanding the foregoing, if for any reason electricity shall not be supplied to the Building in bulk, at the Lessor's request, the Lessee shall engage with the Electricity Company directly in any matter relating to the supply of electricity to the Rented Premises and consumption thereof by the Lessee, and the contents of this clause above shall be annulled or modified, as the case may be.

         9.5 Without derogating from the remaining provisions of the Contract regarding changes in the Rented Premises and as a special and fundamental provision of the Contract, the Lessee hereby undertakes not to make any changes in the electrical system in the Rented Premises and/or in the Building, without receiving the Lessor's prior written consent and subject to the terms and conditions of such consent.

10.      SIGNAGE

         10.1 In accordance with the nature and planning of the Building, no signage and/or hanging of any notices in or outside the Building shall be permitted, including on the outside walls and/or roof of the Building, other than subject to receipt of the Lessor's prior written consent and subject to the terms and conditions of such consent. The Lessor shall be entitled to refuse to grant its consent for any reasons whatsoever and without giving grounds for such refusal.

         10.2 The Lessor shall install uniform signage for all lessees in the Building (at the entrance level and on each floor, insofar as possible facing the exit from the elevators), in accordance with the Architect's instructions and as is the customary practice in similar buildings, taking into consideration the Lessee's area relative to the areas of other lessees, against payment to the Lessor or to the Management Company which shall be uniform for all lessees in the Building and at cost price only (the Lessor and/or the Management Company shall be entitled to charge the Lessee also for its relative share in the cost of obtaining licenses and permits for such signage, and for its relative share in rates and taxes for the use thereof).

         10.3 Changes in the signage shall also be made under the above-mentioned terms and conditions.

         10.4 Any breach of the provisions of this clause in whole or in part by the Lessee, which has not been remedied within 7 days from the day the Lessee receives a written demand so to do, shall be considered a fundamental breach of the Contract.

11.      NON-PAYMENT OF RENTAL FEES AND OTHER PAYMENTS AT DUE DATE

         11.1 In any case where the Lessee is late in paying the Rental Fees (or any other payment for which the Lessee is liable under the Contract), the amount in arrears shall bear arrears interest at the maximum rate applicable at Bank Leumi Le'Israel BM to irregular overdrafts in an overdraft account (plus commission for credit granted) (above and hereinafter: the "ARREARS INTEREST").

                  The Arrears Interest will be calculated for the period from the day whereon the Lessee was to have made payment of the amount in arrears, until the day whereon it actually paid such amount, including to the Lessor.

                  Where the Lessor has paid to a third party any interest and/or linkage differentials and/or fines due to a delay by the Lessee, these shall be deemed part of the principal of the debt payable by the Lessee to the Lessor, which shall also bear such Arrears Interest.

                  Such payments by the Lessee shall be credited in the following order: on account of Arrears Interest, on account of linkage differentials and finally, on account of the principal, unless collection from the Lessee involved expenses and/or legal fees, where any amount paid shall first be credited on account of such expenses and/or legal fees, and thereafter in the order prescribed above.

         11.2 Any delay in payments applying to the Lessee under this Contract or by law exceeding 7 days, and cumulative delays that together exceed 20 days in a period of 12 consecutive months, shall constitute a fundamental breach of the Contract by the Lessee.

         11.3 The payments under this clause applying to the Lessee in respect of being in arrears shall in all respects be considered compensation that is fixed, agreed and estimated in advance, without derogating from any other right, relief and remedy granted to the Lessor under the Contract and/or by law, and without receipt thereof, in whole or in part, being deemed any waiver by the Lessor and/or preventing the Lessor from exercising its remaining rights under the Contract and by law.

12.      DELIVERY AND THE DELIVERY PROTOCOL

         12.1 On the Delivery Date, the parties shall compile a protocol (hereinafter: the "DELIVERY PROTOCOL") wherein the Lessee shall enumerate any claim, should it have such claim, relating to an inconsistency between the state of the Rented Premises at such date and the state of the Rented Premises as described in the specifications and plans (hereinafter: the "INCONSISTENCY"). Additionally, as aforesaid, on the Delivery Date the precise area of the Rented Premises shall be measured.

         12.2 Subject to the provisions of clause 22 below, in any case where the Lessor is late in delivering possession of the Rented Premises to the Lessee beyond the Delivery Date, the Lessor shall pay to the Lessee in respect of each day in arrears compensation that is fixed, agreed and estimated in advance in an amount in NIS which is half of the Rental Fees divided by thirty (30). Where such delay exceeds 30 days, the Lessor shall pay to the Lessee in respect of each additional day in arrears compensation that is fixed, agreed and estimated in advance in the amount of the monthly Rental Fees divided by thirty (30).

         12.3 Where such delay exceeds 80 days, the Lessee shall have the right to the aforesaid compensation and to terminate this Contract by giving the Lessor notice by hand, within 7 days from the day on which the aforesaid 80 days have elapsed, provided, however, that the Lessor has not delivered possession of the Rented Premises to the Lessee by the end of 90 days from the Delivery Date.

                  Where such delay exceeds 90 days and the Lessee has not exercised its aforesaid right to terminate this Contract after 80 days in arrears, the provisions of clause 12.3 above shall also apply, MUTATIS MUTANDIS, each 30 days during the next 90 days, and the Lessee's right to terminate the Contract shall be at the end of each additional 20 days in arrears (where the Lessor has failed to deliver possession to the Lessee by the end of 30 days as aforesaid, and so forth, and in respect of each day in arrears after 30 November 1997, the Lessor shall pay to the Lessee compensation that is fixed, agreed and estimated in advance, in an amount that is double the amount of the Rental Fees divided by thirty (30).

                  In any case where the Lessee shall exercise its above right to terminate the Contract where such delay in delivery exceeds 90 days, i.e. after 30 November 1997, the Lessee shall also be entitled to compensation that is fixed, agreed and estimated in advance, in an amount in NIS that is equal to $100,000.

         12.4 Save and except for the right to receive the fixed and pre-agreed compensation and to give notice of termination of the Contract as provided in clauses 12.2 and 12.3 above, the Lessee does not and shall not have any demands, arguments and claims of any kind against the Lessor, and the Lessee hereby expressly and irrevocably waives any other right, remedy and relief in such case.

         12.5 Noting the Inconsistency shall not constitute any confirmation or admission by the Lessor relating to the existence of any Inconsistency in the Building and/or the Rented Premises; however, the Lessee's argument of its existence shall be inspected by the Supervisor. Where the Supervisor finds that the Lessee's claim is justified, the Lessor shall repair the Inconsistency according to the Architect's instructions and in the time prescribed by the Architect.

         12.6 For the avoidance of doubt, the existence of such Inconsistency shall not grant the Lessee the right to postpone the Delivery Date and/or fulfillment of its undertakings pursuant to the Contract, unless the Supervisor has determined that the Inconsistency is such, that in respect thereof it is not possible to make use of the Rented Premises (or of most of them) for such time that it is not repaired, in which case the Delivery Date and fulfillment of the Lessee's other undertakings shall be postponed until the Inconsistency has been repaired.

         12.7 Any and all disputes relating to the provisions of this clause shall be decided as provided in clause 4.4 above.

         12,8 Without derogating from the foregoing, the Lessee declares that it is aware that the Lessor intends to submit requests for permits and licenses to obtain additional construction percentages, in such manner that the Building (and the parking tower, respectively) will be nine (9) stories high (including the ground floor and not including basements), instead of seven (7) stories as at present, and if and to the extent it shall receive such permits and licenses, to use such construction percentages and to add another two (2) floors to the Building and/or to expand the top floor or floors, whether in the period up until the beginning of the Rental Period or at any time during the Rental Period.

         12.9 The Lessor hereby undertakes to inform the Lessee in writing of its intention to perform any construction works as provided in clause 12.6 above, at least 180 days in advance (hereinafter: the "NOTICE OF CONSTRUCTION").

                  The Lessee is hereby granted the right to (TERMINATE) this Contract by giving written notice, within 60 days from the day of receiving the Notice of Construction, in which it shall state the date of termination of the Contract, provided, however, that such date will fall between 90 and 180 days from the day of receiving the Notice of Construction (hereinafter in this clause: the "NOTICE OF TERMINATION"), and such date shall be deemed to be the date of termination of the Rental Period, as if such date had been originally determined at the time of signing of this Contract, unless notified by the Lessor, within 30 days from the day of receiving the Notice of Termination, that it retracts its intention of performing the above construction works.

                  The Lessee shall be entitled in such case (where it has given Notice of Termination as aforesaid and the Lessor has not retracted its intention of performing the construction works within 30 more days as aforesaid) to reimbursement of all expenses involved in moving to other rented premises, provided, however, that these shall not exceed an amount in NIS equal to $100,000, and payment of such sum shall be considered the final and absolute settlement of all the Lessee's demands, arguments and claims against the Lessor and/or its representative in any and all matters relating to the performance of construction works and/or termination of the Contract in the circumstances described above.

                  In any case, the Lessor hereby undertakes that even where the Lessee shall not exercise its right to terminate the Rental Contract in the above circumstances, it shall use its best endeavors that such construction works shall not disrupt the reasonable use of the Building and the Rented Premises for the purposes of the rental, and shall use its best endeavors so that the works which are likely to disrupt such use shall be coordinated with the lessees in the Building in advance.

         12.10 Without derogating from the foregoing, the Lessor and/or the Management Company are granted the right to enter the Rented Premises after giving reasonable prior notice (and in the case of an immediate need, as determined by the Architect, the engineer or the relevant party for this purpose on the Lessor's behalf, also without such prior notice), for the purpose of performing any such construction works (including to lay pipes, cables, etc.) insofar as they are required for the regular and/or proper maintenance of the Building and/or the Rented Premises.

         12.11 The Lessee hereby waives, expressly and in advance, any argument and/or claim in any matter relating to the construction and entry to the Rented Premises as provided in clause 12.8 above, provided, however, that the Lessor shall use its best efforts that any such construction and entry shall be made in a manner causing the minimum disturbance to the use of the Building and/or the Rented Premises.

13.      CHANGES IN THE RENTED PREMISES

         In any case where the Lessee shall request to make and/or shall make any changes in the Rented Premises, whether before or after the Delivery Date, the provisions of APPENDIX 6 to the Contract shall apply.

14.      MAINTENANCE AND USE OF THE RENTED PREMISES BY THE LESSEE

         14.1 The Lessee undertakes to keep the Rented Premises and to use them, the Building and everything inside them in good order and carefully and reasonably, and to protect them from any loss and damage, to keep the Rented Premises and their surroundings clean, and to immediately repair at its expense any damage and/or malfunction in the Rented Premises and its facilities which it is bound to repair pursuant to the provisions of this Contract and/or by law.

         14.2 The foregoing does not apply to damage and/or malfunctions due to reasonable wear and tear resulting from careful and reasonable use as provided above, or caused other than as a result of the fault of the Lessee, its employees, visitors or anyone on its behalf, which shall be repaired by the Lessor or the Management Company, as the case may be, within a reasonable time from the day of receiving notice of the damage and/or malfunction, provided, however, that the Lessee shall enable the Lessor and the Management Company to investigate the source of the damage and/or malfunction and the reason for their occurrence.

                  For the avoidance of doubt, the foregoing shall not derogate from the Lessor's liability to repair faults and/or inconsistencies resulting from the quality of the construction.

         14.3 In any case where the Lessee shall refrain from making a repair for which it is responsible, the Lessor shall have the right (but is not bound so to do) to make the repair itself at the Lessee's expense, provided, however, that it has informed the Lessee at least two (2) business days in advance of its intention so to do and of the estimated cost of the repair, and the Lessee has not made the repair within such two (2) business days, and to this end, the Lessor, the Management Company and anyone acting on their behalf shall be entitled to enter the Rented Premises, in urgent cases even with the use of force, insofar as possible during accepted hours of work.

                  Accounts submitted by the Lessor to the Lessee for making such repairs, confirmed by the Management Company or by anyone acting on its behalf, shall in all respects serve as conclusive and absolute evidence of their correctness, and the Lessee shall be obligated to pay them within 7 days from the date of receiving the call for payment.

         14.4 In any case where the Lessor shall refrain from making a repair for which it is liable, the Lessee shall be entitled to make such repair itself, provided, however, that it has informed the Lessor in writing, two (2) business days in advance, of its intention so to do and of the estimated cost of the repair, and the Lessor has not made the repair within two (2) business days as aforesaid.

                  After making such repair, the Lessee shall submit to the Lessor receipts and tax invoices attesting to the repair having been made, and the Lessor shall refund to the Lessee the cost of the repair within 15 days from receipt thereof, subject to an inspection of the source of the damage and/or malfunction as set forth above.

         14.5 Neither party to the Contract shall repair any such damage and/or malfunction while charging the other party for any amount, other than subject to the presentation of photographs, attesting to the damage and/or malfunction, insofar as they can be photographed, as well as the opinion of an assessor, appraiser, or known and competent professional, attesting to the estimated cost of the repair.

         14.6 The parties undertake to take care and ensure the cleanliness of the Rented Premises and the Building, each as the case may be, and to procure that their employees, visitors, customers and suppliers shall do so, and that all these shall act in a civilized, proper and quiet manner for the duration of their stay in and near the Building, and in a manner preventing any disturbance, bother, inconvenience and damage to the Lessee and other lessees, as the case may be, in the building, and their visitors.

         14.7 Without derogating from the foregoing, the parties undertake that they and all those acting on their behalf shall fulfill and execute all provisions of the law, regulations, rules and bylaws applying to the Building and the Rented Premises, to the possession and use thereof.

         14.8 Any breach of the provisions of this clause by the Lessee, in whole or in part, which is not remedied within 7 days from the day of receipt of first demand so to do, and any repeated breach, shall constitute a fundamental breach of the Contract.

15.      ACCESS TO THE RENTED PREMISES BY THE LESSOR

         The Lessor and those acting on its behalf shall be entitled to visit the Rented Premises at all times, following prior coordination by telephone. Where the Lessee has refrained from coordinating a time for the visit or to enable it to be made, the Lessor or those acting on its behalf shall be entitled to enter the Rented Premises and to visit them also without such coordination, at any time it deems fit, including with the use of reasonable force.

         Furthermore, the Lessee undertakes to enable the Lessor or those acting on its behalf to bring to the Rented Premises, prior to the end of the Rental Period and at a reasonable time and following prior coordination by telephone, potential lessees or buyers to enable them to see the Rented Premises.

16.      LICENSES

         16.1 The Lessee declares and undertakes that it is cognizant of the uses permitted by law to be made of the Rented Premises, and that it will conduct its business in the Rented Premises in accordance with business licenses that the Lessee alone, itself and at its expense, shall be responsible for obtaining, renewing, and bearing all payments required to this end, for the continued use of the Rented Premises thereunder for the duration of the Rental Period. At the Lessor's request, the Lessee shall present to the Lessor any such license immediately upon first demand.

         16.2 Without derogating from the foregoing, failure to obtain licenses by the Lessee shall not serve as grounds for non-fulfillment of its obligations under the Contract.

         16.3 The Lessee undertakes to act in the Building and in the Rented Premises and to use them only and solely in accordance with and subject to the terms and conditions of the aforesaid licenses.

17.      SECURITY AND INSURANCE

         17.1 The Lessee shall be exclusively responsible for guarding the Rented Premises and protection thereof. Without derogating from the foregoing, the Lessee undertakes to insure itself, the content of the Rented Premises and its liability as aforesaid towards all its visitors, managers, employees, customers, suppliers, and any other third party.

         17.2 Without derogating from the foregoing, the Lessee undertakes to insure itself to cover all its obligations under this Contract against all applicable risks arising from this Contract and/or its activity in the Rented Premises and/or relating thereto.

         17.3 Without derogating from the foregoing, the Lessee undertakes to insure its work and investments in the Rented Premises for the duration of the changes in the Rented Premises, subject to receipt of the Lessor's consent, in advance and in writing, to such changes being made.

         17.4 The Lessee shall be exclusively liable for any damage caused in the area of the Rented Premises and/or as a result of the use thereof, and also outside the area of the Rented Premises, as a result of any negligent act and/or omission by the Lessee, its visitors, managers, employees, customers and suppliers, insofar as such liability is applicable to the Lessee and/or the others as aforesaid by law.

         17.5 The Lessee undertakes to indemnify and compensate the Lessor and those acting on its behalf in respect of any claim filed against the Lessor and/or anyone acting on its behalf due to damage for which the Lessee is liable as provided in clause
                  17.4 above, including all losses and expenses (including legal expenses), which shall be caused to the Lessor as a result and/or in connection with such claim. The Lessor, on its part, undertakes to submit to the Lessee written notice immediately upon receiving such claim, not to settle and not to confess thereto, other than after giving the Lessee prior written notice of its intention so to do, and to enable the Lessee to defend itself, at its expense, alone or jointly with the Lessor, at the Lessor's discretion, against any such claim.

         17.6 As a condition for handing over possession of the Rented Premises to the Lessee, the Lessee hereby undertakes that by the day making the changes commences or by the day of commencement of the Rental Period, as the case may be, it shall buy insurance as set forth in the list of insurance policies attached to this Contract as APPENDIX 7 under the terms and conditions and in the manner prescribed in such list, and to act in accordance with the provisions of such list for the duration of the term of the Contract.

         17.7 Any breach of the provisions of this clause by the Lessee, in whole or in part, that has not been remedied within 7 days from the day written notice thereof was given by the Lessor, shall be deemed a fundamental breach of this Contract.

18.      ASSIGNMENT OF RIGHTS

         18.1 Subject to the provisions of clause 5.4 above, the Lessee hereby undertakes not to assign, endorse, transfer, sell, charge, pledge or let (including by way of sublease) it rights (in whole or in part) pursuant to the Contract and/or in the Rented Premises, to any other, in any manner, not to permit any other to make any use of the Rented Premises, and not to include any other in the use of the Rented Premises and/or in the possession thereof.

         18.2 Any breach of the provisions of this clause by the Lessee, in whole or in part, that has not been remedied within 15 days from the day of first demand, shall be deemed a fundamental breach of the Contract.

         18.3 The Lessor and each of its individuals shall be entitled to assign, endorse, transfer, sell, charge, pledge or let their rights pursuant and by virtue of the Contract, in whole or in part, without being required to obtain any consent from the Lessee. However, subject to the Lessee's rights pursuant and by virtue of the Contract, the Lessee shall be bound to fulfill all provisions of the Contract also towards whomever replaces the Lessee or any of its individuals as aforesaid, and to sign any document required for the purpose of approving such assignment.

19.      VACATING THE RENTED PREMISES

         19.1 The Lessee hereby undertakes to vacate the Rented Premises at the Termination Date and at the end of any extended Rental Period, if any, or immediately upon annulment of the Contract, for any reason whatsoever (hereinafter: the "VACATION DATE").

                  Notwithstanding the foregoing and subject to the following terms and conditions, the Lessee is hereby granted the right to postpone the Vacation Date (and to extend the Rental Period) for six (6) or twelve (12) months (at the Lessee's choice), should it give notice, delivered to the Lessor by hand, at least ninety (90) days before the Vacation Date.

                  The aforesaid right shall be exercisable once only (and if exercised before exercise of the right to extend the Rental Period for an Additional Rental Period as provided in clause
                  6.1 above or in its stead, it shall replace the right described in clause 6.1 above).

                  The Lessee's aforesaid right to postpone the Vacation Date is conditional upon fulfillment of the terms and conditions set forth in clause 6.1 above, MUTATIS MUTANDIS.

                  Furthermore, the above right is conditional upon the Rental Fees being raised in such six (6) or twelve (12) month period at the rates set forth in this matter in the Contract (i.e. as provided in clauses 7.4 and 7.5 above, as the case may be and MUTATIS MUTANDIS).

                  For the avoidance of doubt, if the Vacation Date shall be at the end of the extended Rental Period, there shall be a further increase of 10% in relation to the aforesaid six (6) or twelve (12) months.

         19.2 At the Vacation Date the Lessee shall vacate the Rented Premises and any other location in the building held by it and/or in its use, and shall deliver them to the Lessor, being vacant of any person and object and including all changes it is required to leave in the Rented Premises at the end of the Rental Period, as well as any improvement, addition, repair, equipment and other installations permanently connected to the Rented Premises, even if they were installed or added by the Lessee itself and at its expense, except for those in which respect it was agreed in advance and in writing that the Lessee would remove from the Rented Premises at the end of the Rental Period and return the Rented Premises to their former condition in their regard, as they had been before the changes in the original finish plans had been made.

         19.3 Any improvement, addition, repair, equipment and other installations that are permanently connected to the Rented Premises, even if installed or added by the Lessee itself and at its expense, as well as all objects, equipment, accessories and inventory left by the Lessee in the Rented Premises and/or in the Building at the end of the Rental Period, other than in accordance with the provisions of the Contract, and which the Lessee shall refrain from immediately removing from the Rented Premises (and insofar as necessary - while returning the situation to its former condition), despite written notice so to do, shall be deemed the property of the Lessor, and the Lessee hereby waives, in advance and expressly, any argument and/or demand and/or claim in respect thereof. However, nothing in the foregoing shall derogate from the Lessee's obligation to pay to the Lessor all expenses, losses and damages incurred by the Lessor in vacating the above or any of their number from the Rented Premises and/or from the Building and/or in order to return the situation to its former condition.

         19.4 The Lessee declares that it is aware that based on its undertaking to vacate the Rented Premises at due date, the Lessor intends to let the Rented Premises to another lessee and to undertake to deliver the Rented Premises to such other lessee immediately after they are vacated by the Lessee, and the Lessee hereby undertakes to pay to the Lessor, in any case where the Lessee shall not vacate the Rented Premises at the Vacation Date or at any other later date, pecuniary compensation that is fixed, agreed and estimated in advance, as follows:

                  19.4.1 Compensation in respect of every day in arrears in vacating the Rented Premises, such delay not exceeding 30 days - in an amount equal to the multiplication of the Rental Fees and the monthly management fees by two
                          (2), divided by thirty;

                  19.4.2 Compensation in respect of every day in arrears in vacating the Rented Premises exceeding 30 days - in an amount equal to the multiplication of the Rental Fees and the monthly management fees by three (3), divided by thirty;

                  (Hereinafter: the "AGREED COMPENSATION FOR THE DELAY IN VACATING").

         19.5 Nothing contained in this clause above and/or payment of the Agreed Compensation for the Delay in Vacating or any part thereof shall release the Lessee from fulfilling its undertakings pursuant to the Contract, including vacating the Rented Premises, and/or shall derogate from the Lessor's rights to any other right, relief or remedy, granted to the Lessor under the Contract or by law, including realization of the securities and guarantees below, and including removal by the Lessor of the Lessee from the Rented Premises and the Building and its eviction as set forth below.

         19.6 Receipt of payments as provided above by the Lessor and/or the Management Company shall in no way create rental relations or any other relations between the Lessee and the Lessor and/or the Management Company, with respect to the period after the Vacation Date.

         19.7 Nothing in the foregoing shall derogate from the rights of the Lessor and/or the Management Company and/or anyone acting on their behalf, on the Vacation Date or any other date, to enter the Rented Premises and the Building and to remove the Lessee and any person and object located in the Rented Premises and the Building, that belong to the Lessee and/or serve the Lessee for the purpose of its business in the Rented Premises, at the sole discretion of the Lessor and/or the Management Company, including with the use of reasonable force (or by the Police), and the Lessee hereby undertakes not to resist such removal, provided, however, that no use of force be made to remove the Lessee before 45 days have elapsed from the day on which it was to have vacated the Rented Premises, and it had refrained from doing so despite written demand given at least 15 days before such 45 days had elapsed.

         19.8 In any case of arrears in the Vacation Date exceeding 45 days, during which the Lessee had been given notice, as provided in clause 19.7 above, the Lessor and the Management Company shall be entitled (but not obligated) to effect such removal at any time they deem fit, and to act in any property or effects belonging to the Lessee at their sole discretion, including storage thereof at the Lessee's expense at an alternative location, their sale, discard, etc., and the Lessee shall bear all expenses involved in such removal and hereby waives, expressly and in advance, any argument with respect to the amount to be collected from it for such removal, storage and discard.

         19.9 Without derogating from the foregoing, the Lessor (SIC) hereby waives, expressly and in advance, any argument that the Lessor and/or the Management Company and/or anyone acting on their behalf have caused any damage to the Lessee and/or to such property and/or effects during and/or due to the activities involved in such removal and/or storage and/or discard, with the exception of damage caused as a result of an intentional act or gross negligence or unconcern by the Lessor or by anyone acting on its behalf.

         19.10 The Lessee hereby declares that it is aware that its consent to the rate of the aforesaid Agreed Compensation for the Delay in Vacating and to vacate the Rented Premises, including with the use of force as provided above, are a fundamental condition for the Lessor's consent to let the Rented Premises, in view of the great importance that the Lessor attributes to vacating the Rented Premises on time.

         19.11 Nothing contained in clauses 19.7 and 19.8 above shall derogate from the Lessor's rights in any case where a judgment is given to vacate, and the Lessee refrains from vacating the Rented Premises despite such judgment.

         19.12 Payment to the Lessor under this clause of the management fees or pecuniary compensation, which includes a management fee component, shall in all respects be deemed payment to the Management Company, and the Lessor only shall be responsible for transfer thereof to the Management Company.

20.      REMEDIES

         20.1 The Lessee shall not be entitled, and hereby waives, in advance and expressly, any right to set off amounts owing and/or which shall be owing to it from the Lessor and/or from the Management Company and/or from any other on their behalf, against sums owing and/or which shall be owing from the Lessee and/or from another on its behalf to the Lessor and/or to the Management Company and/or to another on their behalf.

                  The foregoing shall not apply to regular amounts, of which there is evidence in writing, and to amounts in respect of repairs made by the Lessee in the Rented Premises as provided in clauses 14.4 and 14.5 above and subject to the provisions thereof, provided, however, that the Lessee has given written notice to the Lessor of its intention to make such set-off, at least two (2) business days in advance.

         20.2 For the avoidance of doubt, breach by the Lessee of the provisions of the Management Contract, in whole or in part, shall in all respects be deemed also breach of the provisions of this Contract, and shall grant the Lessor the right to every relief and remedy granted it under this Contract in the event of its breach by the Lessee.

         20.3 Jurisdiction in all matters relating to this Contract and/or arising therefrom rests with the Courts and the Execution Office in the city of Tel Aviv only, and no such jurisdiction shall rest with courts or execution offices in other cities.

21.      GUARANTEES AND SECURITIES

         21.1 To ensure fulfillment of the Lessee's undertakings under this Contract, the Lessee shall deposit with the Lessor's attorney, at the time of signing of the Contract (and in no case any later than the dates prescribed in this matter in the Contract), as a fundamental condition under the Contract, the following guarantees and securities:

                  21.1.1 To ensure payment of the Rental Fees and the management fees for the first three (3) months' rental
                          - an index-linked, unconditional bank guarantee for the entire period up to the Delivery Date, plus a further 30 days from the Delivery Date, in an amount equal to the Rental Fees and the management fees for the first three (3) months of the Rental Period (to this end, the management fees will be calculated according to an amount in NIS that is equal to $4 at the Representative Exchange Rate per each 1.00 sq.m. of the area of the Rented Premises);

                          Such guarantee shall be given to the Lessor at the time of signing of the Contract and shall be returned to the Lessee within seven (7) days from the date of actual payment of the Rental Fees for the first three
                          (3) months as aforesaid, at the time and against delivery of the securities and guarantees set forth in paras. 21.1.2-21.1.3 below.

                  21.1.2 To ensure fulfillment of the Lessee's undertakings after the Delivery Date - an index-linked, unconditional bank guarantee for the duration of the entire Rental Period and for a further 60 days from the Termination Date of the Rental Period, in an amount equal to the Rental Fees and the management fees for the first six (6) months of the Rental Period (to this end, the management fees will be calculated as provided in para. 21.1.1 above).

                          Such guarantee shall be given to the Lessor up to 10 days before the Delivery Date and as a condition for the return of the bank guarantee under para. 21.1.1.

                  21.1.3 A promissory note, non-negotiable and to the order of the Lessor only, in an amount equal to the Rental Fees and the management fees for a period of the first twelve (12) months of the Rental Period (to this end, the management fees will be calculated as provided in para. 21.1.1 above), signed by the Lessee.

                  (Above and hereinafter: the "SECURITIES AND GUARANTEES").

         21.2 All costs relating to the bank guarantees will apply exclusively to the Lessee.

         21.3 The Lessee empowers the Lessor's attorney to act for the payment and exercise of the Securities and/or Guarantees or any part thereof, in any case where it is proved to him, to his satisfaction, that the Lessee has breached any of its undertakings pursuant to the Contract or that the Lessor has the right to execute them or to execute any part thereof, provided, however, that no such action will be taken before giving at least 7 days' prior written notice to the Lessee.

         21.4 The above promissory note will be signed in the presence of the Lessor's attorney or another attorney to its satisfaction, who shall approve that it was signed in their presence by the Lessee's authorized signatories or according to confirmation of the signing rights by the Lessee's attorney, as the case may be, after having been identified by them and after having declared in their presence that they had read this Contract and the promissory note and had understood the content and significance thereof.

         21.5 The promissory note and the bank guarantee under para. 21.1.2 above shall be returned to the Lessee within 60 days from the Termination Date, after it has been proved to the Lessor's attorney, to his satisfaction, that the Lessee has paid all payments for which it is liable under the rental Contract, and that the Lessee does not owe the Lessor and/or any other any payments of any kind under the Contract, including in compensation, expenses and damages.

         21.6 Notwithstanding the provisions of the Guarantee Law, the Lessor has the right to redeem the Securities and Guarantees or any of their number in the order it deems fit, at its choice and sole discretion, in whole or in part, and to make any payment applicable to the Lessee under this Contract (including to third parties and/or to collect compensation, etc., owing to the Lessor).

22.      "FORCE MAJEURE" AND ANNULMENT OF THE CONTRACT

         22.1 A delay in delivering the Rented Premises to the Lessee, for reasons beyond the Lessor's control, which the Lessor could not have reasonably anticipated (hereinafter: the "PERIOD OF PREVENTION"), and any such delay as a result of "force majeure", shall not be considered breach of the Contract by the Lessor, and the commencement date of the Rental Period will be postponed for the duration of the Period of Prevention or for the duration of the period in which the force majeure occurred, as the case may be, plus 15 days for reorganization.

         22.2 Where the duration of the Period of Prevention or of the period in which the force majeure occurred exceeds 60 days the Lessee shall be entitled to annul the Contract and to recover any amount it had paid to the Lessor on account of Rental Fees and/or management fees (plus the fruits thereof).

         22.3 For the purpose of this Contract, "force majeure" means any of the following:

                  22.3.1 An event, occurrence or circumstances determined by the competent court as constituting force majeure for the purpose of this Contract.

                  22.3.2  War.

                  22.3.3 Hostilities and acts of terrorism, riots, massacres or natural disasters, as a result whereof a delay in delivering the Rented Premises to the Lessee has occurred.

                  22.3.4 Strikes or lock-outs, countrywide or in industries connected to the construction of the Building and/or the Rented Premises and/or the completion thereof, including in the various authorities empowered by law to approve use of the Building or any part thereof, as a result whereof a delay is caused in delivering the Rented Premises to the Lessee.

                  22.3.5 A national shortage of materials, as a result whereof a delay is caused in delivering the Rented Premises to the Lessee.

         22.4 The Lessee will not be entitled to any compensation in respect of postponement of the commencement of the Rental Period pursuant to this clause, and it hereby waives, in advance and expressly, any such compensation.

         22.5 In any case where the Lessee shall unlawfully annul this Contract before the Rental Period begins, or shall unlawfully refrain from accepting the keys to the Rented Premises on the day the Rental Period begins and during 15 days thereafter, the Contract will be annulled and the following provisions will apply:

                  22.5.1 Where the Contract is annulled up to 60 days before the day the Rental Period begins - the Lessee shall pay to the Lessor pecuniary compensation that is fixed, agreed and estimated in advance in the amount of the Rental Fees and management fees for the first two (2) months of the Rental Period (including by way of forfeiting any amount paid by the Lessee in advance).

                          Where any changes have been made in the Building or the Rented Premises at the Lessee's request or under this Contract, in addition to the foregoing, the Lessee will be obliged to pay to the Lessor any expenses, losses and damages incurred in returning the situation to its former condition or in order to adapt the Rented Premises or the Building to an alternative lessee.

                          The Lessor's calculations of the amounts owing to it under this paragraph, approved by the Architect or by a qualified engineer, shall serve as PRIMA FACIE evidence of their correctness (but not for the purpose of a claim in a summary procedure), and shall be paid by the Lessee to the Lessor within 15 days from the date of first demand (including by way of forfeiting any amount that the Lessee had paid in advance; for the purpose of such forfeiture, the Lessor shall be entitled to retain any amounts and payments paid in advance to the Lessor or to the Management Company, until the date such calculations are issued).

                          For the avoidance of doubt, the Lessor or any other acting on its behalf shall not be liable to refund to the Lessee any amounts paid in advance in respect of changes in the Rented Premises or in respect of the expenses of letting the Rented Premises to the Lessee (including stamp duty, agent's fees and legal expenses), and the Lessee hereby waives, in advance and expressly, this right of recovery.

                  22.5.2 Where the Contract is annulled at any other time between 60 days before the Rental Period begins and the date the Rental Period begins - the Lessee shall pay to the Lessor pecuniary compensation that is fixed, agreed and estimated in advance, in the amount of the Rental Fees and management fees for the first four (4) months of the Rental Period (including by way of forfeiting any amount paid by the Lessee in advance), and all other provisions of this clause above shall apply, MUTATIS MUTANDIS.

                  22.5.3 The rate of the aforesaid agreed compensation has been determined by both parties to the Contract, after an honest and fair estimate of all expenses, losses and damages which the Lessor is liable to incur as a result of annulment of the Contract by the Lessee, and taking into account all the possibilities available to the Lessor to reduce such expenses, losses and damages, including by way of an alternative lessee.

                  22.5.4 Payment of the aforesaid agreed compensation shall not derogate from any other right, relief or remedy granted to the Lessor under this Contract or by law in the case of such annulment, where such expenses, losses and damages exceed the amount of such agreed compensation; however, the Lessor shall not be entitled to claim compensation other than according to one of the following alternatives: if it has claimed agreed compensation - it will not be entitled to claim compensation by proof of damage, and if it has claimed compensation by proof of damage - it will not be entitled to claim the agreed compensation.

                  22.5.5 In any case where the Lessor shall claim compensation from the Lessee as aforesaid, all amounts paid by an alternative lessee in the framework of the Lessor's duty to reduce its damages will be deducted from the amounts paid in compensation.

23.      GENERAL

         23.1 All payments payable by the Lessee to the Lessor and/or to the Management Company and/or to any third parties via the Lessor and/or the Management Company, which are not paid by standing order, shall be paid in cheques made to the order of the Lessor at the Lessor's offices in the Preamble to this Contract, and from the date of commencement of the Rental Period, at the Lessor's offices or the Management Company's offices in the Building or in any other location in the Dan Region, as per the Lessor's instructions.

         23.2 Any payment due to be made on a day that is not a business day will be postponed to the first business day thereafter.

         23.3 If the Lessee is or shall be more than one legal entity, or if the Lessee is a partnership, all the provisions of the Contract will apply also to each of the Lessee's individuals or each of the individuals in the partnership, as the case may be, and their obligations hereunder shall apply jointly and severally.

                  In any such case, receipt of the consent of one of the individuals of the Lessee, as provided above, shall in all respects be considered the consent of the remaining individuals of the Lessee.

         23.4 To each payment under the Contract, where V.A.T. is required by law, the Lessee shall add, at the time of payment, V.A.T. as required, against a tax invoice and receipt that shall be issued as provided above.

         23.5 All promises, representations, drafts of contracts or of other documents, which have not been expressed in this Contract, shall be null and void and shall have no contractual, legal, evidentiary or other validity, not even for the purpose of construing this Contract.

         23.6 No consent, waiver, failure to act, silence, delay or granting of an extension by the Lessor shall be valid unless made in writing, in advance and expressly, and in any case where this is not done as aforesaid, this shall not prevent the Lessor from exercising its rights under the Contract and by law, at any time the Lessor deems fit so to do.

         23.7 The Lessee is aware and hereby gives its consent (and undertakes to sign any document required to this end) that the Lessor is to charge its rights under the Contract, including the right to receive the Rental Fees and other payments owing and/or which shall be owed to it hereunder, in favor of Bank Leumi Le'Israel BM or any other bank accompanying and/or which shall accompany the construction of the Building.

         23.8 Each of the parties shall bear the fees of its attorney with respect to the drawing of this Contract.

         23.9 Stamp duty expenses of this Contract, original and copy, shall be borne by the parties in equal parts.

         23.10 As of the Termination Date (and the termination date of any Additional Rental Period) or as of the actual Vacation Date of the Rented Premises by the Lessee, the Rented Premises being clear of any person and object, whichever is the later, and by 45 days from such date, a final reckoning shall be made between the Lessor and the Management Company, of the one part, and the Lessor, of the other part.

         23.11 For the purpose of making such reckoning, the Lessee shall submit to the Lessor within 15 days from the final date for beginning the reckoning as aforesaid, confirmation from all competent authorities by law and from all third parties whereto payments were owing from the Lessee under this Contract and/or with respect to the rental and/or the Rented Premises, that, as at that date, all payments relating to the Rental Period (and the Additional Rental Period) have been made by the Lessee, including principal, fines, interest, linkage differentials, exchange rate differentials, and any other debt in respect of and/or relating to such period.

         23.12 Any and all notices under this Contract and/or in connection herewith will be given in writing and sent to the addressee by registered mail only, at the address set forth in the Preamble to the Contract, and any notice so sent shall be deemed to have been delivered to the addressee within 3 days from the day whereon it was handed in at the post office, and if delivered by hand - immediately.

                  Notwithstanding the foregoing, as of the day of commencement of the Rental Period, the Lessee's sole address for the purpose of serving notices under this Contract shall be the Rented Premises only.

                  The foregoing shall also apply with respect to delivery of judicial documents.

         23.13 The parties declare and confirm that this Contract was made of their good and free will, after they had read it and understood its content and significance.

         23.14 This draft Contract shall not be considered an "offer" in the meaning of the term in the Contracts Laws, and it shall not be binding on the Lessor in any manner, for such time as the Lessor has not actually signed a final and binding contract.

IN WITNESS WHEREOF THE PARTIES HAVE SIGNED:


(---------------)                               (-----------------)

      LESSOR                                           LESSEE